UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North Long Island City New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 12, 2019, JetBlue Airways Corporation (“JetBlue”) and Wilmington Trust Company, as subordination agent (the “Subordination Agent”) and pass through trustee (the “Trustee”) under two pass through trusts newly formed by JetBlue, entered into 25 separate Participation Agreements, dated as of November 12, 2019 (each, a “Participation Agreement” and, collectively, the “Participation Agreements”). The Participation Agreements provide for the issuance by JetBlue of equipment notes (the “Equipment Notes”) in an aggregate principal amount of $772,255,000 secured by twenty-five Airbus A321-231 aircraft, delivered new to JetBlue from February 2017 through December 2018 (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”), and which are substantively identical with respect to each model of Aircraft. The Equipment Notes were issued under separate Indenture and Security Agreements (each, an “Indenture” and, collectively, the “Indentures”) entered into by JetBlue and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), on November 12, 2019, with respect to each Aircraft.

The Equipment Notes were issued in two series: (1) Series AA, bearing interest at the rate of 2.75% per annum in the aggregate principal amount equal to $588,685,000, and (2) Series A, bearing interest at the rate of 2.95% per annum in the aggregate principal amount equal to $183,570,000. The Equipment Notes were purchased by the Trustee using the proceeds from the sale of a total of $772,255,000 of JetBlue Airways Pass Through Certificates, Series 2019-1 (the “Certificates”) through the two newly formed pass through trusts. Pursuant to separate Revolving Credit Agreements, each dated November 12, 2019, between Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as liquidity provider (the “Liquidity Provider”), and the Subordination Agent, the Liquidity Provider will provide a separate liquidity facility for each Class of Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such Class.

The interest on the Equipment Notes is payable semiannually on each May 15 and November 15, beginning on May 15, 2020. The principal payments on the Equipment Notes are scheduled on May 15 and November 15, beginning on May 15, 2020. The final payments will be due on May 15, 2032 in the case of the Series AA Equipment Notes and on May 15, 2028 in the case of the Series A Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by JetBlue (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving JetBlue. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended, under JetBlue’s shelf registration statement on Form S-3 (File No. 333-230007) (the “Registration Statement”), including the base prospectus therein dated March 1, 2019 and the final prospectus supplement thereto dated October 29, 2019.

The foregoing description of the agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. This Current Report on Form 8-K is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit

4.1	Pass Through Trust Agreement, dated as of November 12, 2019, between JetBlue Airways Corporation and Wilmington Trust Company.

4.2

Trust Supplement No. 2019-1AA, dated as of November 12, 2019, between JetBlue Airways Corporation and Wilmington Trust Company, as Class AA Trustee, to the Pass Through Trust Agreement dated as of November 12, 2019.

4.3

Trust Supplement No. 2019-1A, dated as of November 12, 2019, between JetBlue Airways Corporation and Wilmington Trust Company, as Class A Trustee, to the Pass Through Trust Agreement dated as of November 12, 2019.

4.4	Form of Pass Through Trust Certificate, Series 2019-1AA (included in Exhibit A to Exhibit 4.2).

4.5	Form of Pass Through Trust Certificate, Series 2019-1A (included in Exhibit A to Exhibit 4.3).

4.6

Intercreditor Agreement (2019-1), dated as of November 12, 2019, among JetBlue Airways Corporation, Wilmington Trust Company, as Trustee of the JetBlue Airways Pass Through Trust 2019-1AA and the JetBlue Airways Pass Through Trust 2019-1A, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class AA Liquidity Provider and Class A Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.7

Revolving Credit Agreement (2019-1AA), dated as of November 12, 2019, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of JetBlue Airways Pass Through Trust 2019-1AA and as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class AA Liquidity Provider.

4.8

Revolving Credit Agreement (2019-1A), dated as of November 12, 2019, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of JetBlue Airways Pass Through Trust 2019-1A and as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A Liquidity Provider.

4.9

Participation Agreement (N976JT), dated as of November 12, 2019, among JetBlue Airways Corporation, Wilmington Trust Company, as Pass Through Trustee under the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein.*

4.10	Indenture and Security Agreement (N976JT), dated as of November 12, 2019, between JetBlue Airways Corporation and Wilmington Trust Company, as Loan Trustee.*

4.11	Form of Series 2019-1 Equipment Notes (included in Exhibit 4.10).

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to JetBlue Airways Corporation.

5.2	Opinion of Morris James LLP, special counsel to Wilmington Trust Company.

5.3	Opinion of Brandon Nelson, Esq., General Counsel of JetBlue Airways Corporation.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to JetBlue Airways Corporation, with respect to certain tax matters.

23.1	Consent of Debevoise & Plimpton LLP, special counsel to JetBlue Airways Corporation (included in Exhibit 5.1 and 8.1).

23.2	Consent of Morris James LLP, special counsel to Wilmington Trust Company (included in Exhibit 5.2).

23.3	Consent of Brandon Nelson, Esq., General Counsel of JetBlue Airways Corporation (included in Exhibit 5.3).

99.1	Schedule I*.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to each Aircraft (other than Aircraft bearing Registration No. N976JT) that relate to the offering of the JetBlue Airways Pass Through Certificates, Series 2019-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.9 and 4.10, except for the information identifying such Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.9 and 4.10 with respect to Aircraft bearing Registration No. N976JT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: November 12, 2019	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)